Exhibit 99.1

Longeveron Rights Offering Declared Effective and Calendar Finalized

MIAMI, August 16, 2023 (GLOBE NEWSWIRE) -- Longeveron Inc. (NASDAQ: LGVN) (“Longeveron” or “Company”), a clinical stage biotechnology company developing cellular therapies for life-threatening and chronic aging-related conditions such as hypoplastic left heart syndrome (HLHS), Alzheimer’s disease and Aging-related Frailty, announced today that its registration statement previously filed with the Securities and Exchange Commission to conduct a tradable subscription rights offering has been declared effective, and that it has finalized the rights offering calendar.

The rights offering is being made through a distribution of five tradable subscription rights (to be listed on The NASDAQ Capital Market under the ticker symbol LGVNR) to purchase shares of Class A common stock for each share of common stock and warrant to purchase common stock owned on the record date, at a $3.00 subscription price per share.

The rights offering includes an over-subscription privilege, entitling each rights holder that exercises all of its basic subscription rights in full the ability to purchase additional shares of Class A common stock that remain unsubscribed at the expiration of the rights offering, subject to the availability and pro rata allocation of shares among those exercising this over-subscription privilege.

The registration statement also covers the placement of unsubscribed shares of Class A common stock for an additional period of up to 45 days following expiration of the offering, as well as the potential resale of subscription rights by the Company’s principal stockholders, directors and executive officers during the period for which the subscription rights may be transferred in accordance with the terms of the rights offering.

The calendar for the rights offering is as follows:

Thursday, August 17	LGVNV Rights begin to trade.

Friday, August 18	Ex-Rights Day - LGVN shares trade without the rights attached.

Friday, August 18	Record Date – This is the cutoff date that determines the eligibility of stockholders to receive rights.

Tuesday, August 22	Subscription Period Begins – LGVNR rights are credited to brokerage accounts through DTCC.

Thursday, September 21	Subscription Period Ends – 5:00 PM ET unless extended at the Company’s sole discretion

See our Securities and Exchange Commission filings here for more details about the rights offering as well as information on the Company. EDGAR Search Results (sec.gov)

A registration statement relating to the rights was filed with the Securities and Exchange Commission and was declared effective on August 14, 2023. The rights offering is being made only by means of a prospectus filed by the Company with the Securities and Exchange Commission on August 14, 2023. Copies of the prospectus, which contains further details regarding the rights offering, and related rights offering materials, will be provided to all stockholders and participating warrant holders as of the record date.

Longeveron has engaged R.F. Lafferty & Co., Inc. to act as dealer-manager for the rights offering. Broker-dealers can contact R.F. Lafferty & Co., Inc. by email at offerings@rflafferty.com or by telephone at (212) 293-9090 to learn more about participating in the rights offering.

If you have any questions or need further information about the rights offering or to request a copy of the prospectus, please call Okapi Partners, Longeveron’s information agent for the rights offering, at (212) 297-0720 (bankers and brokers) or (844) 201-1170 (all others) or email at info@okapipartners.com

This press release does not constitute an offer to sell or the solicitation of an offer to buy securities, nor will there be any sale of any securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

About Longeveron Inc.

Longeveron is a clinical stage biotechnology company developing regenerative medicines to address unmet medical needs. The Company’s lead investigational product is Lomecel-B™ an allogeneic medicinal signaling cell (MSC) therapy product isolated from the bone marrow of young, healthy adult donors. Lomecel-B™ has multiple potential mechanisms of action encompassing pro-vascular, pro-regenerative, anti-inflammatory, and tissue repair and healing effects with broad potential applications across a spectrum of disease areas. Longeveron is currently advancing Lomecel-B™ through clinical trials in three indications: hypoplastic left heart syndrome (HLHS), Alzheimer’s disease, and Aging-related Frailty. Additional information about the Company is available at www.longeveron.com.

About R.F. Lafferty & Co., Inc.

It’s not an accident that R.F. Lafferty’s clients enjoy a standard of personalized service that is unique in the industry. R.F. Lafferty was established in 1946, and has remained committed to the idea that each and every client was the company’s most valued asset. A new generation of financial professionals leading the firm remain true to the original vision. Today, R.F. Lafferty is an independent, family-owned firm and has expanded in breadth and clientele one relationship at a time. Clients can expect an exceptional level of experience, continuity in service and true dedication from the people they work with at R.F. Lafferty. R.F. Lafferty has evolved over its 70-year history to help its clients stay ahead in a ever-changing industry. What remains unchanged is its commitment to unrivaled service that helps clients succeed in their goal. It’s all backed by the integrated expertise of accomplished professionals, sophisticated tools and a robust product mix for today’s clients.

Forward-Looking Statements

Certain statements in this press release that are not historical facts are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, which reflect management’s current expectations, assumptions, and estimates of future operations, performance and economic conditions, and involve risks and uncertainties that could cause actual results to differ materially from those anticipated by the statements made herein. Forward-looking statements are generally identifiable by the use of forward-looking terminology such as “believe,” “expects,” “may,” “looks to,” “will,” “should,” “plan,” “intend,” “on condition,” “target,” “see,” “potential,” “estimates,” “preliminary,” or “anticipates” or the negative thereof or comparable terminology, or by discussion of strategy or goals or other future events, circumstances, or effects. Factors that could cause actual results to differ materially from those expressed or implied in any forward-looking statements in this release include, but are not limited to, statements regarding the offer and sale of securities, the terms of the offering, about the ability of Longeveron’s clinical trials to demonstrate safety and efficacy of the Company’s product candidates, and other positive results; the timing and focus of the Company’s ongoing and future preclinical studies and clinical trials and the reporting of data from those studies and trials; the size of the market opportunity for the Company’s product candidates, including its estimates of the number of patients who suffer from the diseases being targeted; the success of competing therapies that are or may become available; the beneficial characteristics, safety, efficacy and therapeutic effects of the Company’s product candidates; the Company’s ability to obtain and maintain regulatory approval of its product candidates in the U.S., Japan and other jurisdictions; the Company’s plans relating to the further development of its product candidates, including additional disease states or indications it may pursue; the Company’s plans and ability to obtain or protect intellectual property rights, including extensions of existing patent terms where available and its ability to avoid infringing the intellectual property rights of others; the need to hire additional personnel and the Company’s ability to attract and retain such personnel; the Company’s estimates regarding expenses, future revenue, capital requirements and needs for additional financing; the Company’s need to raise additional capital, and the difficulties it may face in obtaining access to capital, and the dilutive impact it may have on its investors; the Company’s financial performance and ability to continue as a going concern, and the period over which it estimates its existing cash and cash equivalents will be sufficient to fund its future operating expenses and capital expenditure requirements. Additionally, Longeveron makes no assurance that any public offering of its securities as described herein will occur at all, or that any such transaction will occur on the timelines, in the manner or on the terms anticipated due to numerous factors. Further information relating to factors that may impact the Company’s results and forward-looking statements are disclosed in the Company’s filings with the Securities and Exchange Commission, including Longeveron’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the Securities and Exchange Commission on March 14, 2023 and its Quarterly Report on Form 10-Q for the second quarter of 2023 filed with the SEC on August 11, 2023. The forward-looking statements contained in this press release are made as of the date of this press release, and the Company disclaims any intention or obligation, other than imposed by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Investor Contact

Mike Moyer

LifeSci Advisors

Tel: 617-308-4306

Email: mmoyer@lifesciadvisors.com

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